UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2009, the Board of Directors of The South Financial Group, Inc. (“TSFG”) appointed H. Lynn Harton as TSFG’s President and Chief Executive Officer, effective immediately. Mr. Harton had served as TSFG’s Interim President and CEO since November 13, 2008. In connection with this appointment, Mr. Harton was also appointed to TSFG’s Board of Directors, as well as named CEO of Carolina First Bank (TSFG’s primary operating subsidiary). As an executive officer of TSFG, Mr. Harton will not receive compensation for Board service.

No changes in Mr. Harton’s compensation arrangements have been made at this time. The information with respect to Mr. Harton referenced in Items 401(b), (d), (e) and Item 404(a) of Regulation S-K (17 CFR 229.401(b), (d) and (e) and 229.404(a)) is set forth in TSFG’s Proxy Statement for its 2008 Annual Meeting of Shareholders and filed with the Securities Exchange Commission on March 28, 2008 (the “Proxy Statement”). Such information in the Proxy Statement and the information set forth in TSFG’s Current Reports on Form 8-K dated June 9, 2008 (filed June 12, 2008) and November 13, 2008 (filed November 29, 2008) are incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE SOUTH FINANCIAL GROUP, INC.

February 9, 2009	By: /s/ William P. Crawford, Jr.

                    William P. Crawford, Jr.

                    Executive Vice President and General Counsel